Document and Entity Information	3 Months Ended
Mar. 31, 2012
Document and Entity Information
Entity Registrant Name	Velti plc
Entity Central Index Key	0001490412
Current Fiscal Year End Date	--12-31
Entity Filer Category	Non-accelerated Filer
Document Type	6-K
Document Period End Date	Mar 31, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	Q1
Amendment Flag	false
Entity Common Stock, Shares Outstanding	61,790,985
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes

Condensed Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Mar. 31, 2012	Dec. 31, 2011
Current assets:
Cash and cash equivalents	$ 40,951	$ 75,765
Trade receivables (including related party receivables of $1.2 million and $0.5 million as of March 31, 2012 and December 31, 2011, respectively), net of allowance for doubtful accounts	85,496	70,968
Accrued contract receivables (including related party receivables of $2.1 million and $3.3 million as of March 31, 2012 and December 31, 2011)	103,313	98,203
Prepayments	24,868	22,664
Other receivables and current assets (including related party receivables of $6.1 million and $5.5 million as of March 31, 2012 and December 31, 2011, respectively)	56,027	49,726
Total current assets	310,655	317,326
Property and equipment, net	11,325	5,922
Intangible assets, net	100,320	91,192
Equity method investments	502	2,270
Goodwill	69,841	52,956
Other assets	12,429	11,865
Total non-current assets	194,417	164,205
Total assets	505,072	481,531
Current liabilities:
Accounts payable	33,421	41,565
Accrued liabilities	69,352	49,621
Deferred revenue and current portion of deferred government grant	6,171	6,217
Current portion of acquisition related liabilities	49,961	26,900
Current portion of long-term debt and short-term financings	3,228	2,881
Income tax liabilities	9,985	9,883
Total current liabilities	172,118	137,067
Long-term debt	6,397	6,859
Deferred government grant - non-current	2,880	3,162
Acquisition related liabilities - non-current	4,716	18,772
Other non-current liabilities	16,743	18,180
Total liabilities	202,854	184,040
Commitments and contingencies (See Note 12)
Shareholders' equity:
Share capital, nominal value GBP 0.05, 100,000,000 ordinary shares authorized; 62,758,326 and 61,790,985 shares issued and outstanding as of March 31, 2012 and December 31, 2011, respectively	5,225	5,148
Additional paid-in capital	355,267	346,031
Accumulated deficit	(43,544)	(34,726)
Accumulated other comprehensive income	(14,795)	(19,046)
Total Velti shareholders' equity	302,153	297,407
Non-controlling interests	65	84
Total equity	302,218	297,491
Total liabilities and shareholders' equity	$ 505,072	$ 481,531

Condensed Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Mar. 31, 2012	Dec. 31, 2011
Statement of Financial Position [Abstract]
Trade receivables, related party receivables	$ 1.2	$ 0.5
Accrued contract receivables, related party receivables	2.1	3.3
Other receivables and current assets, related party receivables	$ 6.1	$ 5.5
Ordinary shares, par value (in pounds per share)	$ 0.05	$ 0.05
Ordinary shares, authorized	100,000,000	100,000,000
Ordinary shares, issued	62,758,326	61,790,985
Ordinary shares, outstanding	62,758,326	61,790,985

Condensed Consolidated Statements of Operations and Comprehensive Loss (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended
	Mar. 31, 2012	Mar. 31, 2011
Revenue:
Software as a service (SaaS) revenue	$ 46,768	$ 23,279
License and software revenue	1,505	2,791
Managed services revenue	3,520	3,480
Total revenue	51,793	29,550
Cost and expenses:
Third-party costs	16,862	10,633
Datacenter and direct project costs	7,892	2,951
General and administrative expenses	15,132	9,468
Sales and marketing expenses	12,753	7,993
Research and development expenses	4,684	2,830
Acquisition related charges	2,197	1,461
Depreciation and amortization	7,269	3,754
Total cost and expenses	66,789	39,090
Income (loss) from operations	(14,996)	(9,540)
Interest expense, net	(743)	(3,483)
Gain (loss) from foreign currency transactions	1,375	378
Other expenses	6,174	(76)
Income (loss) before income taxes, equity method investments and non-controlling interest	(8,190)	(12,721)
Income tax expense	(278)	(2,237)
Loss from equity method investments	(371)	(965)
Net income (loss)	(8,839)	(15,923)
Net income (loss) attributable to non-controlling interest	(21)	(51)
Net income (loss) attributable to Velti	(8,818)	(15,872)
Comprehensive loss:
Foreign currency translation adjustments	4,254	6,030
Comprehensive loss	(4,585)	(9,893)
Comprehensive loss attributable to non-controlling interests	(18)	(40)
Comprehensive loss attributable to Velti	$ (4,567)	$ (9,853)
Net income (loss) attributable to Velti per share:
Basic (in dollars per share)	$ (0.14)	$ (0.34)
Diluted (in dollars per share)	$ (0.14)	$ (0.34)
Weighted average number of shares outstanding for use in computing per share amounts:
Basic (in shares)	61,816	47,099
Diluted (in shares)	61,816	47,099

Condensed Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	3 Months Ended
	Mar. 31, 2012	Mar. 31, 2011
Cash flows from operating activities:
Net income (loss)	$ (8,839)	$ (15,923)
Non-cash items included in net income (loss):
Depreciation and amortization	7,269	3,754
Change in fair value of contingent consideration	2,197	1,174
Non-cash interest expense	449	1,421
Share-based compensation	8,608	6,562
Deferred income taxes	0	2,096
Undistributed Loss of Equity Method Investments	371	965
Foreign currency transactions and other	(1,375)	(378)
Provision for Doubtful Accounts	330	404
Gain (Loss) on Sale of Previously Unissued Stock by Subsidiary	(6,028)	0
Change in operating assets and liabilities:
Trade and accrued contract receivables	(17,384)	773
Prepayments and other current assets	(8,571)	(8,595)
Other assets	(296)	4,109
Accounts payable and other accrued liabilities	6,889	(18,568)
Deferred revenue and government grant income	511	1,733
Net cash used in operating activities	(15,869)	(20,473)
Cash flow from investing activities:
Purchase of property and equipment	(5,728)	(312)
Investments in software development and purchased software	(9,276)	(7,367)
Investment in subsidiaries and equity method investments, net of cash acquired	(6,944)	(9,268)
Net cash used in investing activities	(21,948)	(16,947)
Cash flow from financing activities:
Net proceeds from issuance of ordinary shares	705	134,192
Proceeds from borrowings and debt financing	2	917
Repayment of borrowings	(789)	(45,154)
Net cash generated from financing activities	(82)	89,955
Effect of change in foreign exchange rates	3,085	2,244
Net increase (decrease) in cash and cash equivalents	(34,814)	54,779
Cash and cash equivalents at beginning of period	75,765	17,354
Cash and cash equivalents at end of period	40,951	72,133
Supplemental cash flow information:
Interest paid	418	3,502
Income taxes paid	$ 707	$ 164

Description of Business	3 Months Ended
Mar. 31, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Description of Business
Description of Business and Basis of Presentation
Velti plc, (Velti or Company), is a leading global provider of mobile marketing and advertising technology that enable brands, advertising agencies, mobile operators and media companies to implement highly targeted, interactive and measurable campaigns by communicating with and engaging consumers via their mobile devices. Our platform allows our customers to use mobile and traditional media, to target, reach and engage consumers, through mobile web and mobile applications; convert consumers into their customers; and to continue to actively manage the relationship through the mobile channel.
Basis of Presentation
The Condensed Consolidated Balance Sheet as of December 31, 2011, which has been derived from audited financial statements, and the unaudited interim Condensed Consolidated Financial Statements as of March 31, 2012, and for the three months ended March 31, 2012 and 2011 have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information along with Article 10 of Securities and Exchange Commission (SEC) Regulation S-X. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles (GAAP) for complete financial statements. In management’s opinion, the financial statements include all adjustments (consisting of normal, recurring and non-recurring adjustments) necessary for the fair presentation of the financial position and operating results of the Company. The results of operations for the three months ended March 31, 2012 are not necessarily indicative of the results for the entire fiscal year ending December 31, 2012 or for any other period. These unaudited Condensed Consolidated Financial Statements should be read in conjunction with Velti's Annual Report on Form 20-F for the fiscal year ended December 31, 2011 filed on April 26, 2012 with the SEC.
Group Structure
Velti plc is a company incorporated under the laws of the Bailiwick of Jersey, the Channel Islands. On May 3, 2006, Velti plc was first admitted and trading commenced in our ordinary shares on the Alternative Investment Market of the London Stock Exchange (AIM). On January 28, 2011, our ordinary shares commenced trading on the NASDAQ Global Select Market, under the symbol "VELT". We de-listed and canceled our shares for trading on AIM on May 3, 2011.

Summary of Significant Accounting Policies	3 Months Ended
Mar. 31, 2012
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
Revenue Recognition
We derive our revenue from three sources:

▪
Software as a service (SaaS) revenue, which consists of fees from customers who subscribe to our hosted mobile marketing and advertising platform, generally referred to as “usage‑based” services, and fees from customers who utilize our software solutions to measure the progress of their transaction‑ based mobile marketing and advertising campaigns, generally referred to as “performance‑based” services;

▪
License and software revenue, which consists of revenue from customers who license our mobile marketing and advertising platform and fees for customized software solutions delivered to and installed on the customers' server; and

▪
Managed services revenue, which consists of fees charged to customers for professional services related to the implementation, execution, and monitoring of customized mobile marketing and advertising solutions.

We account for revenue for these services and licenses in accordance with Accounting Standards Codification (ASC) Topic 605 - Revenue Recognition and ASC Topic 985-605 - Certain Revenue Arrangements that Include Software Elements. We recognize revenue when all of the following conditions are satisfied: (i) there is persuasive evidence of an arrangement; (ii) the service has been rendered or delivery has occurred; (iii) the fee to be paid by the customer is fixed or determinable; and (iv) collectibility of the fee is reasonably assured.
SaaS revenue generated from our usage-based services, including subscription fees for use of individual software modules and our automated mobile marketing campaign creation templates, and fees charged for access to our technology platform, are recognized ratably over the period of the agreement as the fees are earned.
SaaS revenue generated from our performance-based services is generally based on specified metrics, typically relating to the number of transactions performed during the campaign multiplied by the cost per action in accordance with the terms of the related contracts. Some of our performance-based contracts include performance incentive provisions that link a portion of revenue that we may earn under the contract to the performance of the customer's campaign relative to quantitative or other milestones, such as the growth in the consumer base, reduced consumer churn, or the effectiveness of the end-user response. We consider the performance-based fees to be contingent fees. We recognize this revenue monthly based on actual performance, which is when the fees are earned and the amount of the fee can be reliably measured. Depending on the particulars of an arrangement, including the term of the agreement, our performance-based fees are typically invoiced either monthly or upon campaign completion, which may result in invoicing in a period subsequent to revenue being recognized.
License and software revenue consists of fees charged for our mobile marketing and advertising technology provided on a perpetual or term based license. These types or arrangements do not typically include any ongoing support arrangements or rights to upgrades or enhancements and therefore revenue related to perpetual licensing arrangements is recognized upon the delivery of the license. Revenue from term based licenses are recognized over the related term. Fees charged to customize our software solution are recognized using the completed contract or percentage-of-completion method according to ASC 605-35, Revenue Recognition - Construction-Type and Production-Type Contracts, based on the ratio of costs incurred to the estimated total costs at completion.
Managed services revenue, when sold with software and support offerings, are accounted for separately when these services (i) have value to the customer on a standalone basis, (ii) are not essential to the functionality of the software and (iii) there is objective and reliable evidence of the selling price of each deliverable. When accounted for separately, revenue is recognized as the services are rendered for time and material contracts, and ratably over the term of the contract when accepted by the customer for fixed price contracts. For revenue arrangements with multiple deliverables, such as an arrangement that includes license, support and professional services, we allocate the total amount the customer will pay to the separate units of accounting based on their relative selling prices, as determined by the price of the undelivered items when sold separately.
The timing of revenue recognition in each case depends upon a variety of factors, including the specific terms of each arrangement and the nature of our deliverables and obligations, and the existence of evidence to support recognition of our revenue as of the reporting date. For contracts with extended payment terms for which we have not established a successful pattern of collection history, we recognize revenue when all other criteria are met and when the fees under the contract are due and payable. Fees that have been invoiced are recorded in trade receivables and in revenue when all revenue recognition criteria have been met. Fees that have not been invoiced as of the reporting date but for which all revenue recognition criteria are met are reported as accrued contract receivables on the balance sheets.
Certain arrangements entered into by us are revenue sharing arrangements. As a result, we complete an analysis of the facts and circumstances to determine whether revenue earned from these arrangements should be recorded gross with the company performing as a principle, or recorded net of third party costs with the company performing as an agent, as required by ASC 605-45 Principle Agent Consideration.
We present revenue net of tax, sales tax, excise tax and other similar assessments. Our revenue arrangements do not contain general rights of return.
Concentration of Credit Risk
Financial instruments that potentially subject us to concentrations of credit risk consist primarily of cash and cash equivalents, to the extent that balances exceed insured limits, and accounts receivable. Our concentration of credit risk with respect to accounts receivable is limited as we have credit limits in place and continuously monitor the credit worthiness of our customers. We also, from time to time, enter into factoring arrangements with local banks for a portion of our accounts receivable.
There were no customers that accounted for 10% or more of our revenues for the three months ended March 31, 2012 and 2011.
Use of Estimates
The preparation of financial statements and related disclosures in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.
Reclassifications
Certain prior-period amounts have been reclassified to conform to current period presentation.
Recent Accounting Pronouncements
In May 2011, the FASB issued ASU No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (Topic 820) Fair Value Measurement, to provide a consistent definition of fair value and ensure that the fair value measurement and disclosure requirements are similar between U.S. GAAP and International Financial Reporting Standards. ASU 2011-04 changes certain fair value measurement principles and enhances the disclosure requirements. We adopted ASU 2011-04 on January 1, 2012. There was no material impact on our financial position, results of operations or cash flows.
In June 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (Topic 220) Presentation of Comprehensive Income, to require an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. ASU 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of equity. ASU 2011-05 became effective for us on January 1, 2012, with retrospective application required. The adoption of ASU 2011-05 did not have a significant impact on our financial position, results of operations or cash flows.

Segment and Geographic Information	3 Months Ended
Mar. 31, 2012
Segment Reporting [Abstract]
Segment and Geographic Information
Segment and Geographic Information
Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (CODM) in deciding how to allocate resources and in assessing performance. Velti's CODM is our chief executive officer. Our business is conducted in a single operating segment. Our CODM reviews a single set of financial data that encompasses our entire operations for purposes of making operating decisions and assessing financial performance. Our CODM manages our business based primarily on broad functional categories of sales, marketing, software and technology platform development and strategy.
We conduct our business in three geographical areas: Europe, Americas, and Asia/Africa. The following table provides revenue by geographic area. Revenue from customers for whom we provide services in multiple locations is reported in the location of the respective customer's domicile; revenue from customers for whom we provide services in a single or very few related locations is reported in the location of the respective customer's place of operations.

	Three Months Ended March 31,
Revenue:	2012		2011
	(in thousands, except percentages)
Europe:
United Kingdom	$16,061	31%	$6,942	23%
All other European countries	15,216	29%	11,744	40%
Total Europe	31,277	60%	18,686	63%
Americas	13,321	26%	8,249	28%
Asia/Africa	7,195	14%	2,615	9%
Total revenue	$51,793	100%	$29,550	100%

Contract Revenue and Grant Income	3 Months Ended
Mar. 31, 2012
Grant Income Disclosure [Abstract]
Contract Revenue and Grant Income
Contract Revenue and Grant Income
A significant portion of our revenue is recognized but not billed as of each reporting date. As of March 31, 2012 and 2011, we had earned but un-invoiced revenue of $103.3 million and $98.2 million, respectively, from rendering services relating to projects that are completed or delivered but for which we had not yet invoiced the customer. We recognize un-invoiced revenue when all revenue recognition criteria are met. However, accrued contract receivables are not included in trade receivables until the customer is invoiced.
From time to time, we receive grants from the European Union for the development and roll-out of mobile and broadband value-added services and various e-commerce related services. We recognize income under these grants as it is earned as an offset to the costs and expenses reimbursed by the grants. The earned amounts of $917,000 and $976,000 were offset against depreciation and amortization costs for the three months ended March 31, 2012 and 2011, respectively.

Balance Sheet Items	3 Months Ended
Mar. 31, 2012
Balance Sheet Related Disclosures [Abstract]
Balance Sheet Items
Balance Sheet Items
Details of our significant balance sheet line items consisted of the following:

Other receivables and current assets	March 31,	December 31,
	2012	2011
	(in thousands)
Notes receivable (1)	$27,793	$29,488
Government grant receivables	5,557	5,258
Other receivables and current assets	22,677	14,980
Total other receivables and current assets	$56,027	$49,726

(1) Notes receivable consists of post dated checks that are deemed to be legally enforceable short-term promissory notes under applicable law and have therefore been reclassified from trade receivables.

Property and Equipment	March 31,	December 31,
	2012	2011
	(in thousands)
Buildings and fixtures	$6,966	$1,903
Computer and telecommunication hardware	7,552	6,853
Office equipment	2,788	2,544
Total cost	17,306	11,300
Less: accumulated depreciation	(5,981)	(5,378)
Property and equipment, net	$11,325	$5,922

Depreciation expense was $471 and $283 during the three months ended March 31, 2012 and 2011, respectively.

Accrued Liabilities	March 31,	December 31,
	2012	2011
	(in thousands)
Professional fees	1,340	703
Employee related accruals	9,258	5,232
Accrued third-party costs	50,059	35,135
Other	8,695	8,551
Total accrued liabilities	$69,352	$49,621

Business Combinations	3 Months Ended
Mar. 31, 2012
Business Combinations [Abstract]
Business Combinations
Business Combinations
CASEE Acquisition
On January 16, 2012, we completed the acquisition of the remaining equity interests in Ydon Holdings, Ltd. (CASEE), a mobile marketing and advertising exchange with operations based in Beijing, by acquiring all of the outstanding shares of CASEE which we did not previously own.  We acquired this interest for an initial cash payment of $8.4 million and up to $20.3 million in contingent consideration.  The transaction was accounted for using the purchase method of accounting.  Transaction costs amounted to $0.9 million and were expensed as incurred.

Prior to the completion of the acquisition, we owned 33% of the outstanding shares and accounted for our investment in CASEE using the equity method.  Upon completion of the acquisition, CASEE became a wholly-owned subsidiary of Velti. Immediately prior to the acquisition, we re-measured our interest in CASEE and recorded a gain of $6.0 million, which is included in other income (expense) in the condensed consolidated statement of operations and comprehensive loss. This fair value measurement was based on the per share consideration paid in the transaction, including the fair value of the contingent consideration, applied to the number of shares held by the Company immediately prior to closing. Since the acquisition date through March 31, 2012, CASEE has generated revenue of $1.3 million and a net loss of $0.1 million, including acquisition related charges.
We acquired CASEE to support the expansion of our business in China. The preliminary allocation of the total consideration of $22.8 million was as follows:

Fair Value
(in thousands)
Net assets acquired (liabilities assumed):
Cash and cash equivalents	$1,456
Accounts receivable and other current assets	1,213
Property and equipment	97
Trade and other liabilities	(1,952)
Net assets acquired	814
Intangible assets acquired - customer relationships	390
Intangible assets acquired - trademark & trade name	2,490
Intangible assets acquired - developed technology	3,020
Goodwill	16,055
Value of assets	$22,769
Purchase price:
Cash	$8,400
Contingent consideration (fair value)	6,360
Fair value of previously held interest	8,009
Total consideration	$22,769

Acquired Intangible Assets
Customer relationships relate to the ability to sell existing and future services to existing customers. The fair value of customer relationships has been estimated using the income method utilizing a discounted cash flow model. We are amortizing this intangible asset on a straight line basis over its estimated useful life of 8.0 years.
Trademark and trade name represent the CASEE brand and related Internet domain. We valued the trademark and trade name using the relief from royalty method. Trademark and trade name have an estimated indefinite life and as such these assets will not be amortized as charges to earnings, instead this asset will be subject to periodic impairment testing.
Developed technology represents CASEE's platform and other developed technology. We valued the technology and software using the income method utilizing a discounted cash flow model. We are amortizing the technology assets on a straight line basis over its estimated useful life of 5.0 years.
The weighted average amortization period for total amortizable intangible assets acquired in connection with our acquisition of CASEE, including customer relationships and developed technology, is 5.3 years.
Goodwill
Goodwill represents the excess of the purchase price over the fair value of the net tangible and intangible assets acquired. The acquisition is expected to significantly enhance our presence in the China and increase the overall value of our platform to current and future customers. These factors contributed to establishing the purchase price, which resulted in the recognition of goodwill. None of the goodwill is expected to be deductible for income tax purposes.
Contingent Consideration
The actual amount of contingent consideration to be paid is based on CASEE's achievement of revenue and gross profit performance during the twelve months ended March 31, 2012 and 2013, with a maximum of $20.3 million. It is payable in two traunches, as soon as reasonable practical after the closing of the financial books for those periods, and may be paid in cash or up to 50% stock, at our discretion. We recorded the acquisition-date estimated fair value of the contingent payment of $6.4 million as a component of the consideration paid in exchange for the equity interests of CASEE. The acquisition-date fair value is measured at each quarter end based on the probability-adjusted present value of the consideration expected to be transferred. See disclosure of Level 3 fair value measurements in Note 7 for changes during the period.
Mobile Interactive Group, Ltd. Acquisition
On November 14, 2011, we completed the acquisition of Mobile Interactive Group Limited (MIG), the UK's largest mobile marketing company, by acquiring all of the outstanding shares of MIG such that MIG became a wholly-owned subsidiary of Velti following the acquisition. In connection with the acquisition, we will pay minimum consideration of $35.2 million, including $25.2 million of cash paid at closing. We will pay $10.0 million in deferred consideration between March 2012 and April 2013. Depending on MIG's performance, we may pay up to an additional $27.0 million in 2013. The transaction was accounted for using the purchase method of accounting. Transaction costs amounted to $0.9 million and were expensed as incurred.
We acquired MIG to, among other things, expand our business in the U.K., expand our product offering to include mobile commerce and mobile billing services in the 44 countries MIG services, and gain access to the more than 300 enterprise customers that use MIG's technology platform.
The preliminary allocation of the total consideration of $50.5 million was as follows:

Fair Value
(in thousands)
Net assets acquired (liabilities assumed):
Cash and cash equivalents	$9,307
Accounts receivable and other current assets	40,076
Property and equipment	859
Trade and other liabilities	(48,389)
Net assets acquired	1,853
Intangible assets acquired - customer relationships	17,110
Intangible assets acquired - trademark & trade name	580
Intangible assets acquired - non-compete agreement	3,131
Intangible assets acquired - developed technology	11,140
Goodwill	24,956
Deferred tax liability	(8,310)
Value of assets, net of deferred tax liabilities	$50,460
Purchase price:
Cash	$25,170
Deferred consideration	10,000
Contingent consideration	15,290
Total consideration	$50,460

Acquired Intangible Assets
Customer relationships relate to the ability to sell existing and future services to existing customers. The fair value of customer relationships has been estimated using the income method utilizing a discounted cash flow model. We are amortizing this intangible asset on a straight line basis over its estimated useful life of 6.5 years.
Trademark and trade name represent the MIG brand and Internet domain. We valued the trademark and trade name using the relief from royalty method. We are amortizing the trademark and trade name on a straight line basis over its estimated useful life of 1.5 years.
Non-compete agreement represents the agreement with a certain member of MIG management that they will not compete directly or indirectly with Velti during the term of the agreement. We are amortizing the non-compete agreement on a straight line basis over its estimated useful life of 3 years.
Developed technology represents MIG's platform and other developed technology. We valued the technology and software using the income method utilizing a discounted cash flow model. We are amortizing the technology assets on a straight line basis over its estimated useful life of 4.4 years.
The weighted average amortization period for total amortizable intangible assets acquired in connection with our acquisition of MIG, including customer relationships, trademark and trade names, and developed technology, is 4.9 years.
Goodwill
Goodwill represents the excess of the purchase price over the fair value of the net tangible and intangible assets acquired. The acquisition is expected to significantly enhance our presence in the U.K. and Western Europe and increase the overall value of our platform to current and future customers. These factors contributed to establishing the purchase price, which resulted in the recognition of a significant amount of goodwill. None of the goodwill is expected to be deductible for income tax purposes.
Deferred Consideration
Deferred consideration represents the fair value on the acquisition date of the known amounts to be paid to former Mobile Interactive Group stockholders in cash or ordinary shares. The fair value of deferred consideration has been estimated using a present value factor based on the cost of capital and the timing of the payments as noted above.
Contingent Consideration
The contingent consideration is based upon MIG achieving certain EBITDA targets during the period, with a maximum of $27.0 million. It is payable on March 31, 2013 in cash or shares, at our discretion. We recorded the acquisition-date estimated fair value of the contingent consideration of $15.3 million as a component of the consideration paid in exchange for the equity interests of MIG. The acquisition-date fair value is measured at each quarter end based on the probability-adjusted present value of the consideration expected to be transferred; as of March 31, 2012 the adjusted contingent consideration was $18.3 million. See disclosure of Level 3 fair value measurements in Note 7 for changes during the period.
Air2Web, Inc. Acquisition
On October 4, 2011, we completed the acquisition of Air2Web, Inc. (Air2Web), a provider of mobile customer relationship management (mCRM) solutions in the United States and India for many of the world's most trusted consumer brands. In connection with the acquisition, we paid $18.9 million in cash for all the outstanding common stock of Air2Web. As part of closing, Air2Web paid off its outstanding long term debt, totaling approximately $1.2 million, with cash provided by Velti.
We acquired Air2Web to, among other things, expand our business in the U.S. and India and provide improved access to carriers and verticals such as the financial services industry. Transaction costs amounted to $1.1 million and were expensed as incurred.
The preliminary allocation of the total consideration of $18.9 million was as follows:

Fair Value
(in thousands)
Net assets acquired (liabilities assumed):
Cash and cash equivalents	$600
Accounts receivable and other current assets	5,947
Property and equipment	1,221
Trade and other liabilities	(5,273)
Net assets acquired	2,495
Intangible assets acquired - customer relationships	1,920
Intangible assets acquired - trademark & trade name	110
Intangible assets acquired - developed technology	4,180
Goodwill	10,193
Value of assets, net of deferred tax liabilities	$18,898
Purchase price:
Cash	$18,898

Acquired Intangible Assets
Customer relationships represent customer relationships which relate to the ability to sell existing and future services to existing customers. The fair value of customer relationships has been estimated using the income method utilizing a discounted cash flow model. We are amortizing this intangible asset on a straight line basis over its estimated useful life of 6 years.
Trademark and trade name represents the Air2Web brand and Internet domain. We valued the trademark and trade name using the relief from royalty method. We are amortizing the trademark and trade name on a straight line basis over its estimated useful life of 9 months as we transition to Velti branding.
Developed technology represents Air2Web's platform and other developed technology. We valued the technology and software using the income method utilizing a discounted cash flow model. We are amortizing the technology assets on a straight line basis over its estimated life of 5 years.
The weighted average amortization period for total amortizable intangible assets acquired in connection with our acquisition of Air2Web, including customer relationships, trademark and trade names, and developed technology, is estimated to be 5.1 years.
Goodwill
Goodwill represents the excess of the purchase price over the fair value of the net tangible and intangible assets acquired. The acquisition is expected to significantly enhance our presence in the U.S. and India and increase the overall value of our platform to current and future customers. These factors contributed to establishing the purchase price, which resulted in the recognition of a significant amount of goodwill. None of the goodwill is expected to be deductible for income tax purposes.

Fair Value Measurements	3 Months Ended
Mar. 31, 2012
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements
We consider fair value as the exchange price that would be received for an asset or paid to transfer a liability in the principal or most advantageous market in which we would transact business in an orderly transaction on the measurement date. We consider assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance.
We use observable inputs whenever possible and minimize the use of unobservable inputs when measuring fair value. Observable inputs reflect readily obtainable data from independent sources, while unobservable inputs reflect the Company’s market assumptions. The inputs are then classified into the following hierarchy: (1) Level 1 Inputs—quoted prices in active markets for identical assets and liabilities; (2) Level 2 Inputs—observable market-based inputs other than Level 1 inputs, such as quoted prices for similar assets or liabilities in active markets, quoted prices for similar or identical assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data; (3) Level 3 Inputs—unobservable inputs that are supported by little or no market activity such as certain pricing and discounted cash flow models.
Our financial assets and liabilities consist principally of cash and cash equivalents, accounts payable, accrued liabilities, current and non-current notes payable. Cash and cash equivalents are stated at cost, which approximates fair value. As of March 31, 2012 and December 31, 2011, we do not have readily marketable securities that are classified as cash equivalents. Accounts payable and accrued liabilities are carried at cost that approximates fair value due to their expected short maturities. Our long-term debt bears interest at variable rates which approximate the interest rates at which we believe we could refinance the debt. Accordingly, the carrying amount of long-term debt as of March 31, 2012 and December 31, 2011 approximates its fair value. As of March 31, 2012, we did not have any financial assets or liabilities for which Level 1 or Level 2 inputs were required to be disclosed.
The fair value of our contingent payments associated with our recent acquisitions is determined based on an internal cash flow model using inputs based on estimates and assumptions developed by us and is remeasured on each reporting date. The rates used to discount net cash flows to their present value were based on our weighted average cost of capital for similar transactions and an assessment of the relative risk inherent in the associated cash flows. The inputs were current as of the measurement date. These inputs tend to be unobservable and, as such, are considered Level 3 in the fair value hierarchy. The contingent payments that may be due in connection with our acquisitions of MIG and CASEE are our only Level 3 fair value measurements.
The following table provides a summary of changes in fair value of the contingent payments measured using significant unobservable inputs (Level 3):

Fair Value
(in thousands)
Balance as of December 31, 2011	$16,271
Change in fair value of contingent consideration liability related to MIG	2,197
Additions to contingent consideration liability related to CASEE	6,360
Balance as of March 31, 2012	$24,828

Intangible Assets	3 Months Ended
Mar. 31, 2012
Intangible Assets [Abstract]
Intangible Assets Disclosure [Text Block]
Intangible Assets
Information regarding our definite-lived intangible assets is as follows:

Intangible Assets	Average Useful life	Gross Carrying Value	Accumulated Amortization	Net Carrying Amount
	(in years)	(in thousands)
March 31, 2012
Internal software development costs	3.0	$28,696	$17,551	$11,145
Computer software	5.0	42,487	15,343	27,144
Licenses and intellectual property	5.0	32,947	18,477	14,470
Trademark and trade name	1.6	6,919	1,343	5,576
Customer relationships	6.3	25,183	3,556	21,627
Developed technology	4.6	25,410	5,052	20,358
Intangible assets	4.6	$161,642	$61,322	$100,320
December 31, 2011
Internal software development costs	3.0	$26,445	$16,884	$9,561
Computer software	5.0	38,715	12,961	25,754
Licenses and intellectual property	5.0	29,092	16,806	12,286
Trademark and trade name	1.6	4,334	924	3,410
Customer relationships	4.0	24,295	2,517	21,778
Developed technology	3.5	22,088	3,685	18,403
Intangible assets	4.0	$144,969	$53,777	$91,192

Gross amortization expense was $7.7 million and $4.5 million during the three months ended March 31, 2012 and 2011,

Equity Method Investments	3 Months Ended
Mar. 31, 2012
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments
Equity Method Investments
The following table provides a summary of changes in our equity method investments:

Carrying Value
(in thousands)
Balance as of December 31, 2011	$2,270
Share of income from equity method investments	171
Adjustments related to acquisition of CASEE	(1,981)
Foreign exchange differences	42
Balance as of March 31, 2012	$502

Short-term financings and long-term debt	3 Months Ended
Mar. 31, 2012
Debt Disclosure [Abstract]
Short-term financings and long-term debt
Short-term financings and long-term debt
Our short-term financings and long-term debt outstanding as of March 31, 2012 and December 31, 2011 is classified as follows:

	March 31,	December 31,
	2012	2011
	(in thousands)
Long-term debt, net of current portion	$6,536	$7,009
Current portion of long-term debt	3,096	2,753
Short-term financings	188	182
Short-term debt	3,284	2,935
Total debt	9,820	9,944
Less: Carrying value of debt placement fee(1)	(195)	(204)
Total debt, net of debt placement fee	$9,625	$9,740

(1)	Represents fees incurred in connection with our term loan with Black Sea Trade and Development Bank.
Details of our long-term debt by facility as of March 31, 2012 are as follows:

Lender	Description / Term	Total Facility	Outstanding Amount	Interest Rate	Security/Covenant
		(in thousands)
ICICI Bank	Working Capital	$188	$188	ICICI I-Base +5.5%	Secured by assets of Air2Web India Pvt Ltd
Black Sea Trade and Development Bank	Term facility due September 2015 and October 2015	10,005	8,264	3 month Euribor + 4%	See below
ING	Term facility due April 2014	2,001	$1,257	Fixed 4.05% to April 2012, then 3 month Euribor + 2.5%	Secured by assets of Mobile Interactive Group, Ltd.
Other		111	$111
Total debt:		$12,305	$9,820

Future principal repayments under all debt arrangements as of March 31, 2012 are as follows:

Amount
(in thousands)
2012	$2,587
2013	2,889
2014	2,562
2015	1,782
Total	$9,820

Debt Covenants
Our loan facility with Black Sea Trade and Development Bank (BSTD) requires us to maintain a net debt to operating EBITDA ratio of not more than 3.00 to 1; an EBIT to Net Interest Expense ratio of not less than 1.60 to 1, and a ratio of total liabilities to shareholders' equity of not more than 2.00 to 1, all on an annual basis. Although we report annually, we measure compliance on the debt to total liability ratio on a semi-annual basis. As of March 31, 2012 we were in compliance with all of the covenants under this facility.
On September 20, 2011, in conjunction with repaying €7.5 million (approximately $10.1 million) of the amount due to Black Sea we signed an amendment to the facility agreement. This amendment reduced the interest rate on the remaining balance to 3 months Euribor + 4% per annum, released all assets securing the loan including the share pledge agreement and eliminated all future security requirements. In addition, the amendment revised the repayment terms to include 16 equal quarterly principal payments beginning on December 31, 2011. The revised payment terms are reflected in the above table.
Secured Borrowings and Collateralized Receivables
As of March 31, 2012, and December 31, 2011, none of our accounts receivable were pledged as security against borrowings. The collateralized receivables are presented at their net present value. The interest rate implicit in the collateralized receivables was 6.0% as of March 31, 2012.
The average effective interest rates to finance our borrowing facilities as of March 31, 2012 ranged from 4.1% to 16.0%. The average effective interest rates to finance our borrowing facilities as of December 31, 2011 ranged from 4.0% to 15.5%.
Interest expense related to servicing of our borrowing facilities is summarized below:

	For the Three Months Ended March 31,
	2012	2011
	(in thousands)
Interest expense:
Long-term loans	$163	$797
Short-term loans	3	284
Finance costs on factoring of receivables	239	392
Other interest costs	13	608
Accretion of debt discount and deferred purchase consideration	449	1,421
Total interest expense	867	3,502
Less: Interest income	(124)	(19)
Net interest expense	$743	$3,483

Income Taxes	3 Months Ended
Mar. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
For the three months ended March 31, 2012 and 2011, we recorded an income tax provision of approximately $0.3 million and $2.2 million, or effective tax rates of 3.4% and 17.6%, respectively.
The tax provision and the effective tax rate decreased in the three months ended March 31, 2012 compared to the same period last year, primarily due to the difference in geographical mix of income and loss before taxes and the decrease in non-deductible stock-based compensation expense during the first quarter of 2012.
At March 31, 2012, the total unrecognized tax benefits of $11.8 million included approximately $7.5 million of unrecognized tax benefits that have been netted against the related deferred tax assets and $4.3 million of unrecognized tax benefits which are reflected in other long term liabilities.
Our continuing practice is to recognize interest and penalties related to income tax matters as a component of income tax expense. We have approximately $1.0 million of accrued interest and penalties as of March 31, 2012 and approximately $1.0 million of accrued interest and penalties as of March 31, 2011.
We file income tax returns in various tax jurisdictions around the world. While we are not currently under audit in the major taxing jurisdictions in which we are subject to tax, the tax years 2004 to 2011 remain open to examination.  However, we do not believe that the total amount of unrecognized tax benefits will significantly change within the next 12 months.

Commitments and Contingencies	3 Months Ended
Mar. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Operating Lease Commitments
The future aggregate minimum lease payments under non-cancelable operating leases as of March 31, 2012 are as follows:

March 31, 2012
(in thousands)
2012	$3,001
2013	4,323
2014	4,164
2015	3,508
2016	3,421
Thereafter	8,531

Rent expense was $1.3 million and $0.8 million during the three months ended March 31, 2012 and 2011, respectively.
Guarantees and Indemnifications
ASC 460, Guarantees, requires that upon issuance of a guarantee, the guarantor must recognize a liability for the fair value of the amount of obligations it assumes under that guarantee.
We periodically establish irrevocable bank guarantees in favor of a customer in connection with a campaign guaranteeing minimum net revenue or covering costs of a campaign. As of March 31, 2012 and December 31, 2011, the aggregate amount of our outstanding commitments under such letters of guarantee was $1.3 million and $2.7 million, respectively. We accrue for known obligations when a loss is probable and can be reasonably estimated. There were no accruals for expenses related to our performance guarantees for any period presented.
As permitted under the laws of the Bailiwick of Jersey and the Republic of Ireland, and in accordance with our bylaws, we indemnify our officers and directors for certain events or occurrences, subject to certain limits, while the officer or director is or was serving at our request in such capacity. The maximum amount of potential future indemnification is unlimited; however, we maintain director and officer liability insurance that limits our exposure and may enable us to recover a portion of any future amounts paid. We believe the fair value for these indemnification obligations is immaterial. Accordingly, we have not recognized any liabilities relating to these obligations as of March 31, 2012 and December 31, 2011.
Pension and Other Post-Retirement Obligations
We are required under Greek law to make a payment to employees on unfair dismissal or on attaining normal retirement age. The amount of the payment depends on the employees' monthly earnings (capped at €6,000 per month, or approximately $8,000) and a multiple which depends on length of service. The most recent independent actuarial valuation was carried out as of December 31, 2011. As of March 31, 2012 and December 31, 2011, we have included $588,000 and $551,000, respectively in other non-current liabilities for this obligation. As of March 31, 2012, our retirement benefits obligations were unfunded.
Legal Proceedings
From time to time, we and our subsidiaries are subject to legal, administrative and regulatory proceedings, claims, demands and investigations in the ordinary course of business, including claims with respect to intellectual property, contracts, employment and other matters.  In addition to the below mentioned legal proceedings, we do not believe that the ultimate resolution of other legal proceedings involving our company, if any, will have a material adverse effect on our consolidated financial position, results of operations or cash flows.
Indemnification Claims
We recently received letters on behalf of several of our customers notifying us that the customers had received letters from a third party which alleged that certain of our customer's applications infringed the patent rights of the third party. In turn, our customers have alleged that we are obligated to indemnify them relating to these matters as the claims allegedly relate to services that we provide to the customers. We are currently investigating the related issues.
Mobile Device Litigation
In re iPhone Application Litigation is a purported nationwide class action filed in the Northern District of California against Apple Inc. and certain other parties, including Mobclix, and the result of a Multi-District Litigation consolidation of numerous class actions filed in state and federal courts throughout the United States.  The action alleges that the defendants, through the promotion of software applications, or "apps", developed, marketed, and provided or sold for use with Apple's devices, improperly and unlawfully access, capture, alter and/or use personal information they obtained from "app" users.
The defendants responded to the complaint via a successful pleading challenge.  See In re iPhone Application Litig., 2011 WL 4403963 (N.D. Cal. Sept. 30, 2011) (Order Granting Defendants' Motions to Dismiss for Lack of Article III Standing Without Prejudice).  In their amended complaint, the plaintiffs dropped several of the entities named as defendants in the initial consolidated complaint, including Mobclix, ostensibly to better their chances of surviving a second pleading challenge.  The remaining defendants' motions to dismiss to this amended pleading was heard on May 3, 2012. During that hearing, the federal judge assigned to the matter indicated that she would dismiss this motion in part. The court will issue an formal order regarding these motions.
Defendant TrafficMarketplace.com recently demanded that Mobclix, pursuant to an agreement between the parties, defend and indemnify it for costs related to the In re iPhone Application Litigation class action.  TrafficMarketplace.com and Mobclix are negotiating this demand.
Mobclix was named as a defendant in a similar litigation regarding Google devices, but within several months was dismissed from that action without prejudice.
Because the filed actions are in the very early stages, and due to the inherent uncertainty surrounding the litigation process, we are unable to reasonably assess the likelihood of any particular outcome of these litigations (or potential litigations) at this time.
Damasco v. Velti
On May 15, 2012, an individual named Jerome Damasco named Velti USA, Inc. and Velti North America, Inc. as defendants in a nationwide class action in the United States District Court for the Northern District of California (case no. 3:11-cv-05353-RS) alleging that the defendants distributed unauthorized SMS messages in violation of the federal Telephone Consumer Protection Act, 47 U.S.C. section 227. The action is brought on behalf of “all persons in the United States and its Territories who received one or more unauthorized text message advertisements by or on behalf of any Defendants,” and seeks actual and statutory damages, an injunction requiring the defendants to “cease all wireless spam activities,” and attorneys' fees and costs. Because this action is in the very early stages, and due to the inherent uncertainty surrounding the litigation process, we are unable to reasonably estimate the ultimate outcome of this litigation at this time. We intend to contest this action vigorously.
Patent Litigation
On March 12, 2012, Augme Technologies, Inc. filed a complaint against Velti USA, Inc. in the United States District Court for the District of Delaware (case no. 1:12cv294), alleging infringement of three patents held by Augme.  On May 4, 2012, Velti responded to the complaint by filing a motion to dismiss and motion to strike certain claims in the complaint.  The Court has not yet issued a decision on the motion.  Because this action is in the very early stages, and due to the inherent uncertainty surrounding the litigation process, we are unable to reasonably estimate the ultimate outcome of this litigation at this time. We intend to contest this action vigorously.

Share-Based Compensation	3 Months Ended
Mar. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-Based Compensation
Share-Based Compensation
Equity Incentive Plans
We grant deferred share awards to our employees as part of our compensation package. We also grant share options to some of our employees and consultants in addition to deferred share awards. Our deferred share awards typically vest over four years at the rate of 25% per year on the anniversary of the date of grant; however, our deferred share awards granted to our non-executive directors and a portion of the deferred share awards granted to our executive officers, vest over one year in equal monthly tranches. In March 2012, we issued fully vested deferred share awards to employees as discretionary bonuses in lieu of payment of cash bonuses. In addition, in our share incentive plans, shares are issued to a participant when the deferred share award vests in accordance with any vesting schedule specified in the award agreement following receipt of payment of the aggregate nominal (par) value of £0.05 per ordinary share. The deferred share award recipient is responsible for all applicable taxes payable on the award.
All of our share options have an exercise price equal to the market price of our ordinary shares on the date of grant. Our options typically vest over a four-year period at the rate of 25% per year on the anniversary of the date of grant, although during 2010 we awarded a number of share options that vested on the one year anniversary of the date of grant, subject to our completion of our public offering in the U.S. prior to the vesting date. We also periodically award share options or deferred share awards to consultants that vest over a two year period.
All awards under our equity incentive plans are in ordinary shares. The maximum number of shares which may be issued under all plans in the aggregate over the previous three years must not exceed 10% of our ordinary share capital.
Deferred Share Awards
Details of our deferred share awards are as follows:

	Number of Shares	Weighted Average Exercise Price Per Share	Weighted Average Grant Date Fair Value Per Share	Weighted Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value (in thousands)
Outstanding as of December 31, 2011	2,005,445	$0.08
Share awards granted	2,188,568	$0.08	$10.36		$22,676
Forfeited	(71,871)	$0.08
Vested deferred share awards	(401,442)	$0.08			$4,549
Outstanding as of March 31, 2012	3,720,700	$0.08		1.9	$49,610

(1) Share awards granted during the period are made up of 1.2 million shares associated with the annual refresh to employees, 0.9 million shares to management and directors and employee discretionary bonuses.
For deferred share awards, the fair value on the date of grant approximates market value (intrinsic value) as the exercise price equals the nominal (par) value of £0.05 (remeasured into US Dollars on grant date) per ordinary share.
Stock Options
Details of stock option activity are as follows:

	Number of options	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value Per Share	Weighted Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value (in thousands)
Outstanding as of December 31, 2011	4,682,697	$7.17
Share options granted	878,316	$10.46	$5.80
Forfeited share options	(47,596)	$8.73
Exercised options	(194,910)	$3.69			$1,706
Outstanding as of March 31, 2012	5,318,507	$7.82		8.6	$30,952

During the three months ended March 31, 2012, there were 2,756 share options granted to non-employees of Velti. A total of 42,006 options held by non-employees are included in the table above. The fair value of these options is remeasured at each reporting date utilizing the share price at that time. The Company settles stock option exercises by issuing new shares of stock.
The aggregate estimated grant date fair value for options granted to employees was $5.1 million and $1.6 million during the three months ended March 31, 2012 and 2011, respectively.
The following table summarizes information regarding our outstanding and exercisable options as of March 31, 2012:

	Outstanding			Exercisable
Range of Exercise Prices	Number of Option Shares	Weighted-Average Exercise Price per Share	Remaining Weighted-Average Contractual Term (Years)	Number of Option Shares	Weighted-Average Exercise Price Per Share	Aggregate Intrinsic Value
$2.57 - $4.69	372,254	$2.73	5.55	163,420	$2.72
$4.95	2,091,217	$4.95	8.10	670,412	$4.95
$6.26 - $9.45	980,674	$8.23	9.21	155,856	$9.23
$9.46 - $12.10	1,593,839	$11.23	9.42	195,527	$12.06
$12.59 - $16.91	236,625	$14.76	9.28	15,251	$13.24
$18.47 - $18.47	43,898	$18.47	9.08	—	$—
	5,318,507	$7.83	8.58	1,200,466	$6.47	$8,511

The fair value of our share options were estimated at the date of grant using the Black-Scholes model with the following assumptions:

	Three Months Ended March 31,
	2012	2011
Share Options Valuation Assumptions
Expected volatility	60%	60%
Expected life in years	6.25	6.25
Risk free rate	0.67% - 0.94%	2.5%
Expected dividends	—	—

For share options, as we do not have sufficient historical information to develop reasonable expectations about future exercise patterns and post-vesting employment behavior, we estimate the expected term of options granted by taking the average of the vesting term and the contractual term of the options, referred to as the simplified method. We estimate the expected term of our share options using a blended volatility factor, which consists of our own share volatility from our trading history and expected future volatility. The risk-free interest rate assumption is based upon observed interest rates appropriate for the expected term of the share option. Expected dividends during the term of the options are based on our dividend policy. To date, no dividends have been declared or paid and none are expected to be declared or paid during the expected term. We estimated the forfeiture rate based on historical and anticipated levels of personnel turnover.
During the three months ended March 31, 2012 and 2011 we recognized total share-based compensation expense under equity incentive plans as follows:

	Three Months Ended March 31,
	2012	2011
	(in thousands)
Datacenter and direct project	$972	$628
General and administrative	3,660	3,244
Sales and marketing	2,392	1,876
Research and development	1,584	814
	$8,608	$6,562

Share-based compensation expense arising from grants to consultants and advisers was $179,000 and $208,000 during the three months ended March 31, 2012 and 2011, respectively.
There was no recognized tax benefit recorded during the three months ended March 31, 2012 and 2011 related to share-based compensation expense. As of March 31, 2012, there was $22.4 million of total unrecognized compensation expense related to deferred share awards awarded under our share incentive plans expected to be recognized over a weighted-average recognition period of 2.0 years. As of March 31, 2012, there was $10.4 million of total unrecognized compensation expense related to share options expected to be recognized over a weighted-average recognition period of 1.7 years.
In March 2011, certain performance based deferred share awards granted to employees in 2009 were approved for vesting. The performance metrics of these awards were set at the time of grant based on then current projections of company performance under IFRS for 2009 and 2010. These metrics did not contemplate our conversion to US GAAP, the impact of acquisitions completed during 2009 and 2010, or the impact on our results of preparing for and completing our US public offering. Due to the judgment required to reconcile actual company performance with the original metrics, it was determined that any vesting would be required to be treated as a modification under the guidance in ASC 718. This required the fair value of the awards to be remeasured on the vesting approval date, with the incremental fair value charged to expense over the remaining vesting period. As a result, we recognized additional compensation expense of approximately $3.3 million during the three months ended March 31, 2011.

Net Income (Loss) Per Share	3 Months Ended
Mar. 31, 2012
Earnings Per Share [Abstract]
Net Income (Loss) Per Share
Net Income (Loss) Per Share
Basic net income (loss) per share is calculated by dividing the income (loss) attributable to equity holders by the weighted average number of ordinary shares outstanding during the year. Diluted net income (loss) per share is computed by including all potentially dilutive ordinary shares, deferred share awards and share options. For the three months ended March 31, 2012 and 2011, deferred share awards and share options were not included in the computation of diluted net loss per share because the effect would have been antidilutive.
The following table presents the calculation of basic and diluted loss per share:

	Three Months Ended March 31,
	2012	2011
	(in thousands, except per share data)
Net loss attributable to Velti	$(8,818)	$(15,872)
Weighted average number of ordinary shares outstanding	61,816	47,099
Weighted average number of ordinary shares including dilutive effect of outstanding share awards and options	61,816	47,099
Net loss per share attributable to Velti:
Basic	$(0.14)	$(0.34)
Diluted	$(0.14)	$(0.34)

Related Party Transactions	3 Months Ended
Mar. 31, 2012
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions
Transactions with Equity Method Investments
Velti Center for Innovation S.A. Velti Center for Innovation, a wholly‑owned subsidiary of ours, or VCI, was incorporated for the sole purpose of participating in the EU sponsored program active from 2004 to 2008, which is administered by the General Secretariat of Research and Development of Greece. Under this program, VCI was established to develop start up enterprises in Greece to develop innovative technologies that will be served by a common architecture. The enterprises include Amplus S.A., Evorad S.A., Tagem S.A., mPoint S.A. and N‑Squared S.A.
We eliminate unrealized gains and losses on transactions between us and our equity method investments. US GAAP requires these eliminations; however where they are eliminated is based on the facts and circumstances of the transactions. We record these gains or losses as non-operating loss from equity method investments based on the nature of the transactions. This resulted in an additional loss from equity method investments of $133,000 and $1.5 million during the three months ended March 31, 2012 and 2011, respectively.
We had the following transactions with related parties during the three months ended March 31, 2012 and 2011.
Amplus S.A.
Chris Kaskavelis, our Chief Operating Officer, and Menelaos Scouloudis, our Chief Commercial Officer, are members of the board of Amplus S.A. VCI S.A. holds 21.7% of the share capital of Amplus S.A.

	Three Months Ended March 31,
	2012	2011
	(in thousands)
Sales to Amplus S.A.	$204	$616
Invoiced to Amplus S.A. for services rendered	$12	$13
Purchases from Amplus S.A.	$156	$33

	March 31,	December 31,
	2012	2011
	(in thousands)
Trade receivables from Amplus S.A.	$45	$—
Accrued and other receivables from Amplus S.A.	$2,654	$2,984
Trade payables to Amplus S.A.	$287	$180

Tagem S.A.
VCI S.A. holds one‑half of the share capital of Tagem S.A.

	Three Months Ended March 31,
	2012	2011
	(in thousands)
Sales to Tagem S.A.	$—	$—
Invoiced to Tagem S.A. for services rendered	$12	$16
Purchases from Tagem S.A.	$—	$1,651

	March 31,	December 31,
	2012	2011
	(in thousands)
Trade receivables from Tagem S.A.	$—	$8
Accrued and other receivables from Tagem S.A.	$1,187	$1,155
Trade payables to Tagem S.A.	$190	$—

Digital Rum S.A.
VCI S.A holds one-half the share capital of Digital Rum S.A.

	Three Months Ended March 31,
	2012	2011
	(in thousands)
Sales to Digital Rum S.A.	$747	$440
Invoiced to Digital Rum S.A. for services rendered	$7	$—
Purchases from Digital Rum S.A.	$—	$2,884

	March 31,	December 31,
	2012	2011
	(in thousands)
Trade receivables from Digital Rum S.A.	$1,153	$507
Accrued and other receivables from Digital Rum S.A.	$3,723	$2,572
Trade payables to Digital Rum S.A.	$4	$—

N-Squared S.A.
Chris Kaskavelis, our Chief Operating Officer, is a member of the board of N‑Squared S.A. VCI holds one-half of the share capital of N-Squared S.A. We did not have any significant transactions with N-Squared during the periods presented.
Evorad S.A.
VCI S.A. holds 49% of the share capital of Evorad S.A. We had other receivables of $0.6 million for each of the periods ended March 31, 2012 and December 31, 2011. There were no other significant transactions with Evorad during the periods presented.